EMTA HOLDINGS, INC.

Investor Presentation

September, 2007

Disclaimer

This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission.

Company Overview

- **Automotive Treatment Products**
  - XenTx
    - Increases mileage, engine performance
      - Gasoline and diesel fuel engines
  - Clean Boost Low Emission (CB-LE)
    - Reduce emissions
      - Diesel and Bio-diesel fuel additives
    - Improves fuel efficiency
- **Develop, manufacture and distribute**
  - Commercial/Industrial
  - Retail
  - Private Label

Key Facts (as of 6/30/07)

Symbol	EMHD
Corporate Headquarters	Scottsdale, Arizona
Stock Price (recent) || 52-Week Range	$0.10|| $0.08 - 4.75
Shares Outstanding	41,496,004
Market Capitalization	$4,149,600
Volume (daily 90-day average)	78,200
Debt	$2,227,099
Cash	$12,985.
Revenue (quarter ending 6/30/07)	$666,724
Insider Ownership	11%
Institutional Ownership Shares	0%
Full-time Employees	21
Fiscal Year	March 31
Accounting Firm	Semple, Marchal & Cooper

Management

- **Edmond L. Lonergan, President/CEO/Director**
  - 20 years of public company experience, completed numerous reverse mergers, extensive management experience, previous member of White House Small Business Committee
- **James C. Marshall, V.P. Finance/CFO/Director**
  - 25 yrs. + public company experience in CFO/Director positions, founder/CEO Residential Resources Mortgage Invest. Corp., 35 yrs. audit and tax experience with public/private companies
- **James White, VP Operations**
  - 30 year veteran of professional motor sports, extensive experience in management/training programs, extensive experience in auto dealers/dealer organizations/networks in VP Sales and Marketing positions
- **Mike Dyson, VP Manufacturing**
  - 30 yrs experience in lubrication manufacturing, formulation, testing and manufacturing, specialty lubricants used by NASCAR, NHRA, etc., developed Synergyn brand of lubricants, sold nationwide
- **Ken Bennett, Director**
  - Former Arizona State Senator
  - CEO and President of Bennett's Oil Co., Arizona, for over 12 years
- **Edward Miller, Director, Audit Committee Chairman**
  - Over 40 yrs senior management experience, currently Pres./Director of DSI Consulting, Business consulting firm
- **Pat Choate, Director, Compensation Committee Chairman**
  - Political economist, strategist, policy analyst, currently is Director of Manufacturing Policy Project, author on US competitiveness and public policy, co-host nationally syndicated radio program
  - Public positions include:
    - Economic advisor to two Governors, Senior positions in Federal Government, VP for Policy for TRW

Corporate History

- Reverse merger - EMTA Holdings Inc., 3/31/06
- EMHD acquired White Sands LLC, 3/31/06
- Initial $3.0 million funding 4/28/06
- EMHD acquired Dyson Prop. Inc. 1/1/07
- Clean Boost EPA Certification 3/28/07
- Second $1.3 million funding 6/30/07
- $30 million Bio-Diesel three year contract 8/20/07

XenTx & Clean Boost Products

- **XenTx – metal treatment technology**
  - Reduces pollution
  - Improves engine efficiency
  - Improve mileage in both gas and diesel fuel engines
  - Reduces friction
  - Studies available

- **Clean Boost – diesel fuel treatment technology**
  - Reduces carbon particulates (black smoke)
  - Reduces emissions (NOx, SOx)
  - Reduces maintenance costs
  - Improves mileage in diesel engines
  - Studies available

Xentx/Clean Boost Target Market

- **Customers**
  - Retail
  - Commercial/Industrial
- **State Compliance Requirements**
  - Texas/Calif. – lower emission standards
  - Diesel/Bio-Diesel – lower emission standards
- **Market**
  - All gas/diesel powered engines
    - Truck fleets, commercial, government, airplanes, boats, mining, generators, etc.
    - Any other use where with metal to metal contact, i.e., transmissions, bearings, pumps, etc.

Xentx Competition

Product	Product Characteristic	Metal Treatment	Product Composition	Modifies Oil Viscosity
XenTx	100% Synthetic	Metal Bond	100% Product	No
Z-MAX	Linktite	Absorption	Oil Diluted	Yes
Slick 50	PTFE	PTFE Coating	Oil Diluted	Yes
Dura Lube	Parrafin	Wax Coating	Oil Diluted	Yes
ProLong	Olefin	Bond	Oil Diluted	Yes

Note:

1. PTFE and wax coatings can plug fuel injectors and oil circulation paths
2. Diluted products generally provide less applications per container
3. Significant changes in motor oil viscosity can damage internal engine parts

Clean Boost Competition

Product	Product Characteristic	Treatment Rates	Product Composition	Treatment Process
CB-LE	Proprietary	Low	Familiar Components	Easy to add
AGE	Cetane Booster	High	Familiar Components	Easy to add
ORYXE	Vegetable Derivative	High	Oddball Components	Special Handling
PuriNox	Water	High	Familiar Components	Difficult to Use

Xentx Case Study
Mesilla Valley Transportation

- **Long haul freight company**
  - 650 company owned tractors
  - 350 independently owned tractors
  - 4,000 dry van trailers
- **Customer concern**
  - Fuel cost in excess of $32M/year
  - Rising fuel costs of more than $1M/year
  - Fuel costs offset projected profits
- **Solution**
  - XenTx engine and fuel products
- **Cost of solution**
  - Approx. cost of XenTx = $60,000/year
  - Cost recovered by MVT in 14 business days.
- **Result**
  - 5.5% increase in fuel economy
  - Excess of $2,700,000/year in fuel savings

Clean Boost Case Study
City of Las Vegas

- **Municipality fleet of 1,600 vehicles**
- **Customer concern**
  - Required to reduce emissions to EPA standards
  - Using bio-diesel fuel (increases NOx)
  - Potential loss of highway funds
- **Solution**
  - XenTx Diesel Fuel Treatment (Clean Boost)
  - Improved combustibility/less black smoke
- **Cost of solution**
  - Cost of XenTx w/ Clean Boost = $56,000/year
  - $.01/gallon increase in bio-diesel fuel cost
- **Result**
  - 18% decrease in NOx
  - 3% increase in fuel economy (offsets cost of XenTx)
  - Black smoke GONE

Xentx/Clean Boost R&D/Manufacturing

- In-house technical R&D product development
- Independent laboratory testing
- In-house manufacturing
  - XenTx, Clean Boost, Synergyn, FUSION private label

Xentx/Clean Boost Manufacturing

- **Packaging & distribution facility**
  - Durant, Oklahoma
  - Automated packaging line
  - Synergyn products – existing brand
  - 20,000,000 gallon annual production capacity
  - 37,000 sq feet manufacturing area
  - 23,478 sq feet warehouse/distribution
  - Multiple loading docks

Xentx/Clean Boost Retail Sales Strategy

- **Retail**
  - Currently in 6,000 stores(largest is O'Rielleys)
  - Internet sales – www.xentx.com
- **Promotional activities**
  - O'Rielleys – leather jacket promotion
  - Racing (NASCAR, NHRA, etc.) – Contingency Connection
  - Internet – "Hide-A-Clue" ($100,000 prize)
  - In-store promotions/SPIF's
- **Product Cost**
  - XenTx cost to retailer $9.35
  - SRP $17.95
- **6 month average sales cycle**

Commercial/Industrial Sales Program

- **Direct Sales**
- **Qualified Lubrication Distributors**
- **Established independent fuel/lubrication distributors**
  - Acquisition Strategy
- **Sales Cycle – 6 months to 1 year**
- **Cost**
  - $.018/treated gallon
  - Wholesale Price $.025 - .035/treated gallon
- **Promotional Activities – onsite customer testing**
- **Signed $30 mm contract – Trans Global Fuels**

EMTA Capitalization

Equity (Common 250,000,000 authorized) (Preferred 1,000,000 authorized, none issued)	Issued Shares	Strike Price	Fully Diluted
Common stock, issued	41,146,004		41,146,004
$3mm 6% Sr. Secured		60% Mkt	35,564,583
Warrants, Expire 11/10/13		$2.50	12,700,000
Warrants, Expire, Expire 3/26/10		$0.75	6,400 000
Warrants, Expire 12/9/07		$1.25	75,000
TOTAL	**41,146,004**		**95,885,587**

Debt	Principle Balance
$3mm Sr. Convertible Debt – Due 11/10/09, 6%	$2,560,650
$1.3mm Secured Debt – Due 07/05/09, 12.25%	$1,308,950
TOTAL	**$3,869,600**

EMTA Balance Sheet

	June 30
ASSETS	**2007**
Current Assets:	
Cash	$ 12,985
Accounts receivable	98,883
Inventory	645,290
Prepaid expenses	35,404
Total Current Assets	792,562
Property, plant and equipment, net of accumulated depreciation	2,011,679
Other Assets:	
Other assets	740,881
Total Assets	**$ 3,545,122**
LIABILITIES AND STOCKHOLDERS' (DEFICIT)/ EQUITY	
Current Liabilities:	
Accounts payable and accrued liabilities	$ 2,227,099
Notes payable	2,297,630
Conversion share derivative liability	2,485,650
Total Current Liabilities and Total Liabilities	**7,010,379**
Stockholders' (Deficit)/Equity	
Preferred Stock	-
Common Stock	41,146
Additional paid-in capital	21,830,333
Retained deficit during development stage	(25,336,736)
Total Stockholders' (Deficit)/Equity	(3,465,257)
Total Liabilities and Stockholders' (Deficit)/Equity	**$ 3,545,122**

EMTA Statement of Operations

	Quarter June 30,2007	Year March 31, 2007
Revenue:		
Sales, net of returns and allowances	$ 666,724	$ 1,053,767
Cost of sales	293,176	424,929
Gross Profit	373,547	628,838
Operating Expenses:		
Selling, general and administrative	728,871	2,915,614
Depreciation and amortization	58,183	154,666
Research and development	52,481	304,793
Total Operating Expenses	839,534	3,375,073
Loss From Operations	(465,986)	(2,746,235)
Other Income and (Expense):		
Other income	-	15,458
Interest expense	(266,822)	(364,932)
Cost of curing loan default	-	(13,960,334)
Loss before provision for income taxes	(732,808)	(17,056,044)
Provision for/(Benefit of) income taxes	-	-
Net Loss	$ (732,808)	$ (17,056,044)
Earning per share:		
Basic earnings per share	$ (0.02)	$ (0.54)
Weighted average shares outstanding	40,587,213	31,410,799

Growth Strategy

- **Xentx**
  - Expand retail – add 2 additional major retailers
  - Private label – establish full time sales team
  - Fleet sales – introduce Fleet Profitability Program
  - Promotions - In store, internet "game", radio show
- **Clean Boost**
  - Complete fleet testing programs
  - Continue Clean Cities Initiative
  - Establish Truck Stop sales program
- **Strategic Acquisitions**
  - Fuel Distribution Companies
    - Accelerate acceptance of product line
    - Self fulfilling prophecy

Growth Strategy
Fuel Distribution Companies

- **Typical Fuel Distributor**
  - Buys fuel and lubricants in bulk
  - Distributes to local customers
  - Profits = difference between purchase price and sale price

- **Target Company Characteristics**
  - Long term operating histories
  - Independent ownership
  - Significant assets
  - Located in a growing economic area

- **Industry consolidation = numerous opportunities nationwide**

Fuel Distribution Companies

- **Typical Acquisition Target**
  - Annual revenues of $50,000,000 plus
  - $4 million in assets
  - Current EBITDA of $700,000 (1.5% of rev.)
  - Located in a designated EPA high air pollution cities
  - A few large, well known, major customers
  - No major EPA violations
  - Good internal systems and controls

Acquisition Strategy- Fuel Distribution Companies

- **Add Clean Boost to existing Fuel Distribution companies**
  - Create a premium fuel
  - Reduce diesel fuel purchase by approx. 3%

- **Impact**

	BEFORE	AFTER
Revenues	$50,000,000	$56,000,000
EBITDA	$750,000	$1,350,000
Net Income	$500,000	$1,200,000

***Supporting model available under NDA**

Example Fuel Distribution Company Acquisition

- **United Fuel and Energy (OTC:UFEN)**
  - Acquired Reamax Oil Comp of Arizona 5/4/07
- **Cost**

– Cash	$ 4,600,000
– 3 yr note (10%)	$ 1,500,000
– Stock (as of closing)	$ 600,000
Total	**$ 6,700,000**

• **Annual Revenues**	**$ 40,000,000**
• **EBITDA**	**$ 1,200,000**

EMTA Financial Model

Business Activity: (in Millions)	Current Revenues	Current Gross Margins	12 Month Target Revenues	12 Month Target Gross Margins
XenTx	$2.0	$1.1	$3.0	$1.9
Clean Boost	$0.5	$0.2	$5.0	$2.0
Synergyn	$2.2	$1.0	$4.0	$1.8
Fuel Distributor (Target)	$50.0	$3.8	$56.0	$4.5
Total		**$6.1**		**$10.2**
SG&A		($6.0)		($ 5.8)
EBITDA		$0.1		$ 4.4

Investment Summary
Why Invest In EMTA Holdings, Inc.

- **Products**
  - Lower emissions
  - Improves mileage
  - Decreases maintenance costs
- **ZenTx – metal treatment technology**
  - No known competition
- **Clean Boost – diesel fuel treatment technology**
  - Compliant, EPA certified
  - Few competitors
- **Acquisition Strategy**
  - Highly fragmented industry
  - Self fulfilling prophecy